Business Combination (Details 1) $ in Thousands	Jun. 12, 2019 USD ($)
The fair values of the identifiable assets and liabilities:
Cash and cash equivalents	$ 79
Accounts receivable - trade	130
Accounts receivable - other	175
Property, plant and equipment	14
Right of use assets	405
Servers	199
Technology and supplier relations	4,651	[1]
Customer relations	259	[1]
Short-term loan	(24)
Accounts payable - trade	(170)
Accounts payable - other	(343)
Contract liabilities	(99)
Lease liabilities	(443)
Deferred taxes liabilities	(1,026)
Total identifiable net assets at fair value	3,807
Goodwill	7,356
Total purchase price	$ 11,163

[1]	Technology and supplier relations and customer relations are amortized on a straight-line basis over 5 years and 7.5 years, respectively. Goodwill primarily represented the value of expected synergies arising from the acquisition, as well as assembled workforce, and was allocated entirely to the proxy services segment.